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                                                                 EXHIBIT 23.1(A)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

        We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 of our report dated August 4, 2000 relating to the financial statements, which appears in The BISYS Group, Inc.'s Annual Report on Form 10-K for the year ended June 30, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


                                            /s/ PricewaterhouseCoopers LLP
                                            ------------------------------
                                            PricewaterhouseCoopers LLP


Columbus, Ohio
June 11, 2001